                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  April 6, 2004
                                (Date of report)

                            NATIONAL CITY CORPORATION
                            -------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                        1-10074                 34-1111088
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                    Number)            Identification No.)

           1900 East 9th Street, Cleveland Ohio               44114
       ------------------------------------------------------------------
         (Address of principal executive offices)           (Zip Code)


                                 (216) 222-2000
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On April 6, 2004, the Compensation and Organization Committee of the board of directors of National City Corporation amended the National City Corporation Long-Term Cash and Equity Incentive Plan (the "Plan") to reduce the maximum number of shares of National City Corporation common stock that may be sold or otherwise distributed pursuant to the Plan as restricted stock awards, director restricted stock awards, restricted stock units awards or common stock awards from 18,000,000 shares to 13,000,000 shares.

      Reference is made to the National City Corporation Long-Term Cash and Equity Incentive Plan, Effective April 6, 2004, a copy of which is filed as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Current information concerning the Corporation's stock option and restricted stock award activity is set forth below.


---------------------------------------------------------------------------------------------
                                                                                Weighted-
                                                                                 Average
                                            Shares Outstanding                   Exercise
                                 ------------------------------------------     Price Per
                                      Awards               Options                Share
---------------------------------------------------------------------------------------------
January 1, 2004                       3,781,641            50,851,242             $28.52
  Cancelled                             (63,893)              (95,527)             29.77
  Exercised                            (239,767)           (3,533,017)             24.06
  Granted                               253,412               791,590              34.70
---------------------------------------------------------------------------------------------
MARCH 31, 2004                        3,731,393            48,014,288             $28.94
=============================================================================================


Information about stock options outstanding at March 31, 2004 follows:



-----------------------------------------------------------------------------------------------------------
                                                              Weighted-
                                                               Average
                                            Weighted-         Remaining                          Weighted-
                                             Average         Contractual                          Average
       Range of                              Exercise            Life                             Exercise
   Exercise Prices        Outstanding         Price           (in years)       Exercisable         Price
-----------------------------------------------------------------------------------------------------------
    $ 9.17-$11.99                22,658         $ 9.35             .8                22,658       $ 9.35
     12.00-16.99              1,171,655          14.61            1.0             1,171,655        14.61
     17.00-21.99              5,093,252          17.76            5.2             5,093,252        17.76
     22.00-26.99                829,837          25.45            3.1               821,837        25.45
     27.00-31.99             25,584,432          28.93            6.5            21,230,776        29.22
     32.00-37.81             15,312,454          34.01            6.1             8,849,287        34.10
-----------------------------------------------------------------------------------------------------------
TOTAL                        48,014,288         $28.94            6.0            37,189,465       $28.25
===========================================================================================================



As of March 31, 2004, 12,733,568 and 3,165,518 shares were available for grant under the stock option plans and restricted stock plans, respectively.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      a)    Financial Statements of Business Acquired: None

      b)    Pro Forma Financial Information: None

      c)    Exhibits:

            99.1 National City Corporation Long-Term Cash and Equity Incentive Plan, Effective April 6, 2004 incorporated herein by reference.


--------------------------------------------------------------------------------
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           National City Corporation
                                                  (Registrant)

      Dated: April 6, 2004                 By  /s/ Carlton E. Langer
                                               ---------------------
                                               Carlton E. Langer
                                               Assistant General Counsel